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                                                                      EXHIBIT 21


                    SUBSIDIARIES OF T. ROWE PRICE GROUP, INC.
                                DECEMBER 31, 2002

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Subsidiary companies and place of incorporation                                             Ownership
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
T. Rowe Price Advisory Services, Inc. (Maryland)                                               100%
T. Rowe Price Associates, Inc. (Maryland)                                                      100%
 T. Rowe Price (Canada), Inc. (Maryland)                                                       100%
 T. Rowe Price Investment Services, Inc. (Maryland)                                            100%
 T. Rowe Price Investment Technologies, Inc. (Maryland)                                        100%
 T. Rowe Price Retirement Plan Services, Inc. (Maryland)                                       100%
 T. Rowe Price Savings Bank (Maryland)                                                         100%
 T. Rowe Price Services, Inc. (Maryland)                                                       100%
 T. Rowe Price Stable Asset Management, Inc. (Maryland)                                        100%
 TRP Finance, Inc. (Delaware)                                                                  100%
  T. Rowe Price International, Inc. (Maryland)                                                 100%
 TRP Suburban Second, Inc. (Maryland)                                                          100%
T. Rowe Price Global Asset Management Ltd. (United Kingdom)                                    100%
T. Rowe Price Global Investment Services Ltd. (United Kingdom)                                 100%


Other subsidiaries have been omitted because, when considered in the aggregate, they do not constitute a significant subsidiary.




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